                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss.240.14a-12

                                  Manpower Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
                                                                        --------
    (2)  Aggregate number of securities to which transaction applies:
                                                                     -----------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate of transaction:
                                                   -----------------------------
    (5)  Total fee paid:
                       ---------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
                                ------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    (3)  Filing Party:
                     -----------------------------------------------------------
    (4)  Date Filed:
                   -------------------------------------------------------------

                                 MANPOWER INC.
                            5301 NORTH IRONWOOD ROAD
                           MILWAUKEE, WISCONSIN 53217

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 1, 2001

To the Shareholders of Manpower Inc.:

     The 2001 Annual Meeting of Shareholders of Manpower Inc. (the "Company") will be held at the Bradley Pavilion of the Marcus Center for the Performing Arts, 929 North Water Street, Milwaukee, Wisconsin, on May 1, 2001, at 10 a.m., local time, for the following purposes:

     (1) To elect three directors to serve until 2004 as Class II directors;

     (2) To amend the 1994 Executive Stock Option and Restricted Stock Plan of Manpower Inc. to increase the number of shares authorized for issuance and to permit the Company's directors to participate in the Plan;

     (3) To amend the Company's Amended and Restated Articles of Incorporation to increase the maximum number of directors;

     (4) To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001; and

     (5) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on February 26, 2001 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof.

     HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT IN PERSON OR BY PROXY IN ORDER FOR THE ANNUAL MEETING TO BE HELD. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO BY REVOKING YOUR PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          Michael J. Van Handel, Secretary
March 30, 2001

                                 MANPOWER INC.
                            5301 NORTH IRONWOOD ROAD
                           MILWAUKEE, WISCONSIN 53217

                                 MARCH 30, 2001

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Manpower Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10 a.m., local time, on May 1, 2001, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Bradley Pavilion of the Marcus Center for the Performing Arts, 929 North Water Street, Milwaukee, Wisconsin.

     The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be paid by the Company. No solicitation other than by mail is contemplated, except that officers or employees of the Company or its subsidiaries may solicit the return of proxies from certain shareholders by telephone. In addition, the Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of approximately $7,000 plus expenses.

     Only shareholders of record at the close of business on February 26, 2001 (the "Record Date") are entitled to notice of and to vote the shares of common stock, $.01 par value (the "Common Stock"), of the Company registered in their name at the Annual Meeting. As of the Record Date, the Company had outstanding 75,904,692 shares of its Common Stock. The presence, in person or by proxy, of a majority of the shares of the Common Stock outstanding on the Record Date will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, will be treated as present for purposes of determining the quorum. Abstentions and broker non-votes will not be counted as voting on any matter at the Annual Meeting. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

     This Proxy Statement, Notice of Meeting and the accompanying proxy card, together with the Company's Annual Report to Shareholders, including financial statements for its fiscal year ended December 31, 2000, are being mailed to shareholders of the Company commencing on or about March 30, 2001.

     IF THE ACCOMPANYING PROXY CARD IS PROPERLY SIGNED AND RETURNED TO THE COMPANY AND NOT REVOKED, IT WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. EACH SHAREHOLDER MAY REVOKE A PREVIOUSLY GRANTED PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE OF REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE TO THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN ITSELF, CONSTITUTE REVOCATION OF A PROXY. UNLESS OTHERWISE DIRECTED, ALL PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED TO SERVE AS CLASS II DIRECTORS BY THE BOARD OF DIRECTORS, FOR THE AMENDMENT TO THE 1994 EXECUTIVE STOCK OPTION AND RESTRICTED STOCK PLAN OF MANPOWER INC., FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001, AND AS RECOMMENDED BY THE BOARD OF DIRECTORS WITH REGARD TO ALL OTHER MATTERS OR, IF NO SUCH RECOMMENDATION IS GIVEN, IN THEIR OWN DISCRETION.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists as of the Record Date information as to the persons believed by the Company to be beneficial owners of more than 5% of its outstanding Common Stock:

                  NAME AND ADDRESS OF                       AMOUNT AND NATURE OF    PERCENT OF
                   BENEFICIAL OWNERS                        BENEFICIAL OWNERSHIP     CLASS(1)
                  -------------------                       --------------------    ----------
Wellington Management Company, LLP......................       10,611,520(2)          14.0%
75 State Street
Boston, Massachusetts 02109
Pacific Financial Research, Inc.........................        7,285,200(3)           9.6%
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
AIM Funds Management, Inc...............................        5,961,000(4)           7.9%
5140 Yonge Street, Suite 900
Toronto, Ontario M2N 6X7
Canada

---------------
(1) Based on 75,904,692 shares of Common Stock outstanding as of the Record
    Date.

(2) This information is based on a Schedule 13G dated February 14, 2001. Wellington Management Company, LLP has shared voting power with respect to 9,326,320 shares held and shared dispositive power with respect to 10,611,520 shares held.

(3) This information is based on a Schedule 13G filed February 14, 2001. Pacific Financial Research, Inc. has shared voting power with respect to 288,100 shares held and sole investment power for all shares held.

(4) This information is based on a Schedule 13G dated January 30, 2001. AIM Funds Management, Inc. has shared voting and investment power for all shares held.

                            1. ELECTION OF DIRECTORS

     The Company's directors are divided into three classes, designated as Class I, Class II and Class III, with staggered terms of three years each. The term of office of directors in Class II expires at the Annual Meeting. The Board of Directors proposes that the nominees described below, two of whom are currently serving as Class II directors, be elected as Class II directors for a new term of three years ending at the 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     On July 21, 2000, Nancy G. Brinker and Edward J. Zore were appointed to the Board of Directors. Ms. Brinker is a Class I director whose term expires at the 2003 Annual Meeting of Shareholders and Mr. Zore is a Class III director whose term expires at the 2002 Annual Meeting of Shareholders.

     Gilbert Palay and Newton N. Minow, whose terms as Class II directors expire at the Annual Meeting, will not be standing for reelection to the Board of Directors. Willie D. Davis has been nominated by the Board of Directors for election as a Class II director at the Annual Meeting to fill one of the resulting vacancies. J. Thomas Bouchard has been appointed by the Board of Directors as a Class III director to fill the other resulting vacancy effective following the Annual Meeting. With the addition of Ms. Brinker, Mr. Zore, Mr. Bouchard and Mr. Davis and the retirement of Messrs. Palay and Minow, the Board of Directors will have eleven members.

     Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise, will not be counted as affirmative votes cast for any director.

                                                             PRINCIPAL OCCUPATION
                NAME                                          AND DIRECTORSHIPS
                ----                                         --------------------
                                 NOMINEES FOR DIRECTORS -- CLASS II
J. Ira Harris........................    Chairman of J. I. Harris & Associates, a consulting firm,
  Age 62                                 and Vice Chairman of The Pritzker Organization, LLC, a
                                         merchant banking investment management services firm, since
                                         January, 1998. Senior Managing Director of the investment
                                         banking firm of Lazard Freres & Co. LLC until December,
                                         1997. A director of the Company for more than five years.
Terry A. Hueneke.....................    Executive Vice President of the Company and a director since
  Age 58                                 December, 1995. Senior Vice President -- Group Executive of
                                         the Company's former principal operating subsidiary from
                                         1987 until 1996.
Willie D. Davis......................    President of All Pro Broadcasting Incorporated, a radio
  Age 66                                 broadcasting company located in Los Angeles, California,
                                         since 1977. A director of Alliance Bank Co., Dow Chemical
                                         Company, Kmart Corporation, MGM Grand Inc., Sara Lee
                                         Corporation, Strong Funds, MGM Inc., Wisconsin Energy, Inc.,
                                         Johnson Controls Inc., Checkers Inc. and Bassett Furniture.

CONTINUING DIRECTORS
CLASS III DIRECTORS (TERM EXPIRING 2002)
Dudley J. Godfrey, Jr................    A shareholder in the law firm of Godfrey & Kahn, S.C.,
  Age 74                                 Milwaukee, Wisconsin. A director of the Company for more
                                         than five years.
Marvin B. Goodman....................    Principal shareholder and officer of Manpower Services
  Age 72                                 (Toronto) Limited, a Company franchise in Ontario, Canada
                                         from 1956 to August, 1993. A director of the Company for
                                         more than five years.

                                                             PRINCIPAL OCCUPATION
                NAME                                          AND DIRECTORSHIPS
                ----                                         --------------------
Edward J. Zore.......................    President of The Northwestern Mutual Life Insurance Company,
  Age 55                                 the nation's largest seller of individual life insurance,
                                         since March, 2000. Executive Vice President, Life and
                                         Disability Income Insurance, of Northwestern Mutual from
                                         1998 to 2000. Executive Vice President, Chief Financial
                                         Officer and Chief Investment Officer of Northwestern Mutual
                                         from 1995 to 1998. Prior thereto, Chief Investment Officer and Senior Vice President of Northwestern Mutual. Also a
                                         Trustee of Northwestern Mutual and a Director of
                                         Northwestern Mutual Series Fund, Inc., Mason Street Funds,
                                         Inc., and MGIC Investment Corporation. A director of the
                                         Company since July, 2000.
J. Thomas Bouchard...................    Senior Vice President, Human Resources of International
  Age 60                                 Business Machines from 1994 to 2000. Senior Vice President and Chief Human Resources Officer of U.S. West International
                                         Communications from 1989 to 1994. Also a director of Health
                                         Net, Inc. Nordstrom fsb and Concept Five Technologies.

                               CLASS I DIRECTORS (TERM EXPIRING 2003)
Dennis Stevenson.....................    Chairman of Pearson plc, a multimedia company and Chairman
  Age 55                                 of Halifax plc, a banking institution. A director of the
                                         Company for more than five years.
John R. Walter.......................    Chairman of the Company since April, 1999 and a director of
  Age 54                                 the Company since October, 1998. Retired President and Chief
                                         Operating Officer of AT&T Corp. from November, 1996 to July,
                                         1997. Chairman, President and Chief Executive Officer of
                                         R.R. Donnelley & Sons Company, a print and digital
                                         information management, reproduction and distribution
                                         company, from 1989 through 1996. Also a director of Abbott
                                         Laboratories, a pharmaceutical manufacturer, Celestica Inc.,
                                         Jones Lang LaSalle, a real estate firm, Deere & Company, an equipment manufacturer, and Applied Graphics Technologies.
Jeffrey A. Joerres...................    President and Chief Executive Officer of the Company and a
  Age 41                                 director since April, 1999. Senior Vice
                                         President -- European Operations and Marketing and Major
                                         Account Development from July, 1998 to April, 1999. Senior
                                         Vice President -- Major Account Development of the Company
                                         from November, 1995 to July, 1998. Vice President --
                                         Marketing and Major Account Development of the Company from
                                         July, 1993 to November, 1995.
Nancy G. Brinker.....................    Founding Chair of the Susan G. Komen Breast Cancer
  Age 53                                 Foundation, one of the nation's leading sponsors of breast cancer research and awareness programs. Also a consultant
                                         and public speaker on healthcare issues. Chief Executive
                                         Officer of In Your Corner, Inc., a wellness products and
                                         information company, from 1995 to 1998. A director of the
                                         Company since July, 2000. Also a director of US Oncology,
                                         Inc.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors has standing Audit, Executive Compensation, Executive Performance Compensation, Executive and Nominating and Governance Committees. The Board of Directors held five meetings during 2000. The Board of Directors did not act by written consent during 2000. Each director attended at least 75% of the full board meetings and meetings of committees on which each served in 2000.

     The Audit Committee consists of Messrs. Minow (Chairman), Godfrey, Goodman and Harris. Messrs. Minow, Godfrey, Goodman and Harris are "independent" within the meaning of the new listing standards of the New York Stock Exchange and the related transitional rules. The functions of the Audit Committee include: (i) nominating and recommending to the Board of Directors the selection of the independent auditors for the annual audit; (ii) monitoring the independence of the outside auditors; (iii) reviewing the planned scope of the annual audit and approving the fee arrangements with the independent auditors; (iv) reviewing the financial statements to be included in the Company's Annual Report on Form 10-K, significant adjustments proposed by the independent auditors, accounting changes and the quality of the Company's reported earnings; (v) making a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-K; (vi) meeting privately on a periodic basis with the independent auditors to review the adequacy of the Company's internal controls; (vii) reviewing recommendations by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (viii) reviewing matters of disagreement between management and the independent auditors; (ix) monitoring the Company's internal audit and accounting management and controls; (x) monitoring the Company's policies and procedures regarding compliance with the Foreign Corrupt Practices Act and conflicts of interest; and (xi) monitoring any litigation involving the Company which may have a material financial impact on the Company or relate to matters entrusted to the Audit Committee. The Board of Directors has adopted a charter for the Audit Committee, which is attached to this proxy statement as Appendix
A. The Audit Committee held four meetings during 2000. The Audit Committee did not take action by written consent during 2000.

     The Executive Compensation Committee consists of Messrs. Godfrey (Chairman), Goodman, Harris and Walter. The functions of this Committee are to:
(i) establish the compensation of Mr. Joerres, the President and Chief Executive Officer of the Company, and Mr. Hueneke, Executive Vice President of the Company, subject to ratification by the Board of Directors; (ii) approve the compensation, based on the recommendations of the senior executive officers, of certain other senior executives of the Company and its subsidiaries; (iii) review the compensation of all other senior managers of the Company and its subsidiaries; and (iv) serve as the administrative committee for the Company's stock option and stock purchase plans. Certain performance-based compensation for executive officers must also be approved by the Executive Performance Compensation Committee as discussed below. The Executive Compensation Committee held six meetings and took action by written consent twice during 2000.

     The Executive Performance Compensation Committee consists of Messrs. Goodman and Minow. The Executive Performance Compensation Committee acts as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code ("IRC"). In addition, the Committee serves as a committee of disinterested directors for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and will approve transactions subject to Rule 16b-3 to the extent deemed advisable under the Rule. The Executive Performance Compensation Committee did not meet in 2000, but took action by written consent twice during 2000.

     The Executive Committee consists of Messrs. Walter, Joerres and Palay. This Committee may exercise full authority in the management of the business and affairs of the Company's Board of Directors when the Board of Directors is not in session, except to the extent limited by Wisconsin law, the Company's Articles of Incorporation or By-Laws, or as otherwise limited by the Board of Directors. Although the Committee has very broad powers, in practice, it acts only infrequently to take formal action on a specific matter when it would be impractical to call a meeting of the Board of Directors. The Executive Committee did not meet in 2000, but took action by written consent twice in 2000.

     The Nominating and Governance Committee consists of Messrs. Harris (Chairman), Godfrey and Walter. The functions of this Committee are to: (i) recommend nominees to stand for election at annual shareholders meetings, to fill vacancies on the Board of Directors and to serve on committees of the Board of Directors; (ii) establish procedures and assist in identifying candidates for Board membership; (iii) review the qualifications of candidates for Board membership; (iv) review compensation arrangements in effect for non-management members of the Board of Directors and recommend changes deemed appropriate; (v) establish and review, for recommendation to the Board of Directors, guidelines and policies on the size and composition of the Board, the structure, composition and functions of the Board committees, and other significant corporate governance principles and procedures; (vi) undertake additional activities within the scope of the primary functions of the Committee as the Committee or the Board of Directors may determine. The Nominating and Governance Committee will consider candidates nominated by shareholders in accordance with the Company's By-Laws. The Nominating and Governance Committee met five times in 2000. The Nominating and Governance Committee did not take action by written consent during 2000.

REMUNERATION OF DIRECTORS

     Directors of the Company who are not employees of the Company or any of its subsidiaries, are currently entitled to an annual fee of $50,000, inclusive of a retainer and all meeting and committee fees. In addition, each director is reimbursed for travel expenses incurred in connection with attending Board of Directors meetings. In lieu of receiving payment of part or all fees in cash, directors may elect, except for Mr. Stevenson who is required to elect, in advance of the period for which such fees would be paid, to receive an option to purchase shares of the Company's Common Stock under the 1991 Directors Stock Option Plan (the "1991 Plan"). For each year for which such cash fees are waived, a director receives an option over 10,000 shares of the Company's Common Stock, which number is adjusted based on the price per share of the Company's Common Stock on the date of election relative to $28.00 for grants prior to November 5, 2001 and the closing price of the Common Stock on November 2, 2001 for grants on or after November 5, 2001. The per share purchase price for each option awarded is equal to the fair market value of the Company's Common Stock on the date of grant. Options granted under the 1991 Plan in place of cash fees are exercisable for the vested portion during the director's tenure and a limited period thereafter. All of the directors have agreed, and Mr. Stevenson was required, to accept stock options under the 1991 Plan in lieu of all of their cash fees, except for Ms. Brinker who accepted an option in lieu of half of her cash fees. In addition, directors receive annual option grants under the 1991 Plan as additional compensation for service on the Board of Directors. Such options are exercisable during the director's tenure and a limited period thereafter.

     If the proposal to amend the 1994 Executive Stock Option and Restricted Stock Plan of Manpower Inc. (the "1994 Plan") is approved at the Annual Meeting, then the directors will participate in the 1994 Plan on terms substantially similar to the terms of their participation in the 1991 Plan and will no longer participate in the 1991 Plan.

     Mr. Palay has entered into an agreement with the Company whereby Mr. Palay provides certain advisory services to the Company. Pursuant to the agreement, the Company pays Mr. Palay an annual fee of $150,000 plus certain monthly retirement and deferred compensation amounts, provides medical and dental benefits to Mr. Palay and his spouse, reimburses Mr. Palay's reasonable out-of-pocket expenses and provides Mr. Palay with office space. Certain information with respect to Messrs. Godfrey, Harris and Walter is set forth under "EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION," below.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Set forth in the table below, as of the Record Date, are the shares of the Company's Common Stock beneficially owned by each director and nominee, each of the named executive officers, and all directors and executive officers of the Company as a group and the shares of the Company's Common Stock that could be acquired within 60 days of the Record Date by such persons.

                                                    COMMON STOCK
                    NAME OF                         BENEFICIALLY       RIGHT TO ACQUIRE         PERCENT OF
                BENEFICIAL OWNER                      OWNED(1)         COMMON STOCK(1)           CLASS(2)
                ----------------                    ------------       ----------------         ----------
Jeffrey A. Joerres..............................       115,974               94,875(3)               *
Terry A. Hueneke................................        73,859               66,000(3)               *
Michael J. Van Handel...........................        46,057               35,375(3)               *
J. Thomas Bouchard..............................         2,000                   --                  *
Nancy G. Brinker................................         6,058                6,058(5)               *
Willie D. Davis.................................            --                   --                  *
Dudley J. Godfrey, Jr...........................        84,000(4)            47,500(5)               *
Marvin Goodman..................................        62,280(6)            59,280(5)               *
J. Ira Harris...................................        82,500(7)            72,500(5)               *
Newton N. Minow.................................        96,516(8)            80,000(5)               *
Gilbert Palay...................................       330,036              221,618(3)(5)            *
Dennis Stevenson................................        99,000               97,500(5)               *
John R. Walter..................................       212,950              212,950(3)(5)            *
Edward J. Zore..................................         7,116                7,116(5)               *
All Directors and Executive Officers as a
  group.........................................     1,218,346            1,000,772                1.6%

---------------
(1) Except as indicated below, all shares shown in this column are owned with sole voting and investment power. Amounts shown in the Right to Acquire Common Stock column are also included in the Common Stock Beneficially Owned column.

(2) No person named in the table beneficially owns more than 1% of the outstanding shares of Common Stock. The percentage is based on the column entitled Common Stock Beneficially Owned.

(3) Common Stock that may be acquired within 60 days of the date hereof through the exercise of stock options.

(4) Includes 500 shares held by Mr. Godfrey's spouse and 500 shares held in trust.

(5) Includes the vested portion of options held under the 1991 Directors Stock Option Plan.

(6) Includes 1,000 shares held by Mr. Goodman's spouse.

(7) Includes 10,000 shares held in a living trust for the benefit of Mr. Harris.

(8) Includes 12,500 shares held in a living trust for the benefit of Mr. Minow and 2,200 shares held in a living trust for the benefit of his spouse. The total also includes 1,800 shares held in a family charitable foundation, as to which Mr. Minow disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table (the "Summary Compensation Table") sets forth the compensation for the past three years of each of the Company's named executive officers:

                                          ANNUAL COMPENSATION                        LONG TERM COMPENSATION
                            ------------------------------------------------   -----------------------------------
                                                                                        AWARDS            PAYOUTS
                                                                               ------------------------   --------
                                                                                             SECURITIES
                                                                OTHER ANNUAL   RESTRICTED    UNDERLYING     LTIP       ALL OTHER
         NAME AND                                               COMPENSATION     STOCK        OPTIONS/    PAYOUTS     COMPENSATION
    PRINCIPAL POSITION      YEAR      SALARY($)     BONUS($)       ($)(1)      AWARDS($)      SARS(#)       ($)          ($)(2)
    ------------------      ----      ---------     --------    ------------   ----------    ----------   -------     ------------
J.A. Joerres..............  2000      $700,000      $587,549        3,997             --       65,500     $524,893(3)     7,000
  President and Chief       1999(4)    568,493       200,000       16,085       $350,000(5)   150,000           --        7,183
  Executive Officer         1998       300,000       300,000        2,680             --       50,000           --        4,524
T. A. Hueneke.............  2000      $350,000      $723,611        3,997             --           --           --       23,867
  Executive Vice President  1999       350,000       678,913       16,085             --      105,000           --           --
                            1998       350,000       400,000(6)     2,680             --           --           --           --
M. J. Van Handel..........  2000      $310,000      $254,228           --             --       15,500     $137,131(7)    12,010
  Senior Vice President --  1999       225,000       180,000           --             --       50,000           --        3,804
  Chief Financial Officer   1998       225,000       150,000           --             --       25,000           --        2,812
  and Secretary

---------------
(1) "Other Annual Compensation" includes the discount associated with purchases of Common Stock under the Manpower 1990 Employee Stock Purchase Plan. The Manpower 1990 Employee Stock Purchase Plan is available to all U.S. employees (meeting certain qualifying standards) and employees in certain other countries and is described below. See "Stock Purchase Plans."

(2) "All Other Compensation" consists of the dollar value of the Company's contribution to accounts under the Company's Nonqualified Savings Plan.

(3) Represents the dollar value of 15,303 shares of restricted stock granted at a price of $34.30 per share pursuant to the 2000 Corporate Senior Management Incentive Plan for the performance cycle beginning on January 1, 2000 and ending on December 31, 2000.

(4) Mr. Joerres was appointed President and Chief Executive Officer of the Company effective April 30, 1999.

(5) Represents the dollar value of the grant of 10,000 shares of the Company's Common Stock on January 14, 2000 using the fair market value of the Company's Common Stock on the date of grant, which was $35.00 per share. Of the 10,000 shares granted, 6,500 shares vested on January 14, 2000 and 3,500 shares vested on January 14, 2001. Dividends are paid on all of the shares granted. Mr. Joerres held 3,500 shares of restricted stock on December 31, 2000 with a value of $133,000 based on the fair market value of the Common Stock on December 31, 2000, which was $38.00 per share.

(6) Mr. Hueneke's bonus calculated pursuant to the terms of his employment agreement would have been $609,940 in 1998. Mr. Hueneke voluntarily agreed to a $209,940 reduction in his 1998 bonus in recognition of the 1998 charge to earnings for the write-down of capitalized software.

(7) Represents the dollar value of 3,998 shares of restricted stock granted at a price of $34.30 per share pursuant to the 2000 Corporate Senior Management Incentive Plan for the performance cycle beginning on January 1, 2000 and ending on December 31, 2000.

EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLANS

     The Company maintains several plans pursuant to which incentive and non-statutory stock options, restricted stock and SARs (stock appreciation rights) have been granted in the past and/or may be granted in the future. Participation is generally limited to full-time employees of the Company or its subsidiaries. The option exercise price of all options granted under the Company's plans to executive officers of the Company has been 100% of the closing market price on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal for the business day immediately prior to the date of grant. Directors of the Company who are not full-time employees may participate in the 1991 Directors Stock Option Plan, as described on page 6 hereof.

     The following table summarizes certain information concerning option grants to the named executive officers of the Company during 2000:

                        OPTION/SAR GRANTS IN FISCAL 2000

                                                                                                       GRANT DATE
                                                         INDIVIDUAL GRANTS                               VALUE
                                   -------------------------------------------------------------      ------------
                                    NUMBER OF         % OF TOTAL
                                    SECURITIES       OPTIONS/SARS      EXERCISE
                                    UNDERLYING        GRANTED TO        OR BASE                          GRANT
                                   OPTIONS/SARS      EMPLOYEES IN        PRICE        EXPIRATION      DATE PRESENT
             NAME                  GRANTED (#)       FISCAL YEAR       ($/SH)(1)         DATE         VALUE ($)(2)
             ----                  ------------      ------------      ---------      ----------      ------------
Jeffrey A. Joerres.............      65,500(3)           4.7%           33.6875        2/14/10          $608,495
Terry A. Hueneke...............             --            --                 --             --                --
Michael J. Van Handel..........      15,500(3)           1.1%           33.6875        2/14/10          $143,995

---------------
(1) All options were granted at 100% of the fair market value on the date of grant.

(2) Present value is determined by using the Black-Scholes option pricing model. The Grant Date Present Value is based on a nine-year option life. Other assumptions used for the Black-Scholes option pricing model include a risk-free rate of return of 6.56%, a volatility factor of 12.1% and a dividend yield of 0.5% during the option life. The resulting value derived from the Black-Scholes model was reduced for each grant by 33% for lack of marketability and liquidity.

(3) These options were granted on February 14, 2000 and become exercisable as to 25% of the number of shares covered by the option on each of the first four anniversaries of the date of grant.

     The following table summarizes for each of the named executive officers the number of shares of Common Stock acquired upon exercise of options during the fiscal year ended December 31, 2000, the dollar value realized upon exercise of options, the total number of shares of Common Stock underlying unexercised options held at December 31, 2000 (exercisable and unexercisable), and the aggregate dollar value of in-the-money, unexercised options held at December 31, 2000 (exercisable and unexercisable). Value realized upon exercise is the difference between the fair market value of the underlying Common Stock on the exercise date and the exercise or base price of the option. Value of unexercised, in-the-money options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying Common Stock as of December 31, 2000, which was $38.00 per share. These values, unlike any amounts which may be set forth in the column headed "value realized" have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. The actual gains, if any, on exercise will depend on the value of the Company's Common Stock on the date of exercise. There can be no assurance that these values will be realized.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2000
                          AND FY-END OPTION/SAR VALUES

                                                                  NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                                                      OPTIONS/SARS                        OPTIONS/SARS
                                                                      AT FY-END(#)                        AT FY-END($)
                       SHARES ACQUIRED         VALUE         ------------------------------      ------------------------------
        NAME           ON EXERCISE(#)       REALIZED($)      EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
        ----           ---------------      -----------      -----------      -------------      -----------      -------------
Jeffrey A. Joerres...        --                 --             73,500            240,500         $1,103,938        $3,010,281
Terry A. Hueneke.....        --                 --             60,500             94,500          1,206,656         1,466,156
Michael J. Van
  Handel.............        --                 --             30,000             84,000            447,594           700,500

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     The following long term incentive plan awards were granted to the named executive officers by the Company in 2000 pursuant to the 2000 Corporate Senior Management Incentive Plan (the "2000 LTIP"):

                                              PERFORMANCE OR         ESTIMATED FUTURE PAYOUTS (6)
                                            OTHER PERIOD UNTIL    -----------------------------------
                               NUMBER OF      MATURATION OR       THRESHOLD     TARGET      MAXIMUM
            NAME               UNITS (#)        PAYOUT(2)            ($)         ($)         ($)(7)
            ----               ---------    ------------------    ---------     ------      -------
Jeffrey A. Joerres...........     (1)             2001(3)         $140,000     $262,000    $1,500,000
                                  (1)             2002(4)          140,000      262,000    $1,500,000
                                  (1)             2003(5)          140,000      262,000    $1,500,000
Terry A. Hueneke.............     (1)                 --                --           --            --
Michael J. Van Handel........     (1)             2001(3)         $ 32,000     $ 62,000    $1,500,000
                                  (1)             2002(4)           32,000       62,000    $1,500,000
                                  (1)             2003(5)           35,360       68,000    $1,500,000

---------------
(1) The named executive officers are informed at the beginning of each performance cycle whether they will participate in the 2000 LTIP. No shares, units or other rights are granted under the 2000 LTIP at the beginning of a performance cycle. Mr. Joerres and Mr. Van Handel are participants in the 2000 LTIP for the performance cycles ending December 31, 2001, 2002 and 2003. Mr. Hueneke is not currently participating in the 2000 LTIP. Mr. Hueneke's incentive compensation arrangement is included in his employment agreement. See "Employment and Other Agreements," below.

(2) The performance measure used in the 2000 LTIP for each named executive officer is the three year (except at inception) cumulative economic profit improvement of the Company. At inception of the 2000 LTIP, three performance cycles began: a one-year cycle ending on December 31, 2000, a two-year cycle ending December 31, 2001 and a three-year cycle ending December 31, 2002.

(3) For the performance cycle beginning on January 1, 2000 and ending on December 31, 2001.

(4) For the performance cycle beginning on January 1, 2000 and ending on December 31, 2002.

(5) For the performance cycle beginning on January 1, 2001 and ending on December 31, 2003.

(6) Payouts are made in the form of restricted stock. The number of shares of restricted stock awarded for a performance cycle is calculated by dividing the payout amount determined relative to the economic profit improvement goals established at the beginning of the performance cycle by the average closing sales price of the Company's Common Stock during the 20 trading days immediately preceding the date of grant.

(7) The estimated future payment under the 2000 LTIP if the outstanding economic profit improvement goal is met would be $500,000 for Mr. Joerres in each performance cycle and $130,000 for Mr. Van Handel in the 2001 and 2002 performance cycles and $142,800 in the 2003 performance cycle. Economic profit improvement in excess of the outstanding goal would result in a higher estimated future payout, but would not exceed $1,500,000 for any one performance cycle.

STOCK PURCHASE PLANS

     The Company has adopted and maintains several employee stock purchase plans designed to encourage employees to purchase Company Common Stock. The plans are broad based and are available to all U.S. employees (including qualifying temporary employees) and employees in certain other countries. The plans generally provide that employees accumulate funds through payroll deductions over a prescribed offering period (one to seven years) and are entitled to purchase shares at a discount (a maximum of 15%) from the market price at the beginning and/or end of the offering period. No more than $25,000 of stock, measured by the market price as of the beginning of the offering period, may be purchased by any participating employee in any year.

PENSION PLANS

     The Company maintains a broad-based qualified, noncontributory defined benefit pension plan for eligible U.S. employees (the "Qualified Plan"). The Company has also established a nonqualified, deferred compensation plan to provide retirement benefits for management and other highly compensated employees in the U.S. who are ineligible to participate in the Qualified Plan (together with the "Qualified Plan," the "U.S. Pension Plans"). Certain of the Company's foreign subsidiaries maintain various pension and retirement plans. None of the Company's executive officers have participated in such foreign plans.

     Under the U.S. Pension Plans, a pension is payable upon retirement at age 65, or upon earlier termination if certain conditions are satisfied. As of February 29, 2000, the U.S. Pension Plans were frozen, and the pension benefits due to employees in the plan on that date were frozen. The pension benefit is based on years of credited service as of February 29, 2000 and the lesser of (i) the average annual compensation received during the last five consecutive calendar years prior to retirement, for employees already retired on February 29, 2000, or as of February 29, 2000, for employees not then retired, or (ii) $261,664. Compensation covered by the plans is base salary or hourly wages, unless paid entirely on a commission basis, in which case commissions of up to $20,000 per calendar year are taken into account. Bonuses, overtime pay or other kinds of extra compensation are not considered. Upon retirement at age 65 or later, Messrs. Joerres, Hueneke and Van Handel will be entitled to an aggregate annual benefit equal to $11,882, $60,663 and $14,472, respectively.

EMPLOYMENT AND OTHER AGREEMENTS

     Messrs. Joerres, Hueneke, and Van Handel have each entered into employment agreements with the Company.

     Under his agreements, Mr. Joerres is entitled to receive an annual base salary of $300,000 or more as determined by the Executive Compensation Committee and an annual bonus determined by the Executive Compensation Committee, subject to ratification by the Board of Directors. If Mr. Joerres' employment is terminated by the Company for other than Cause (as defined in the agreement) or by Mr. Joerres for Good Reason (also defined in the agreement), Mr. Joerres is entitled to receive: (i) all base compensation and other benefits to which he was entitled through his date of termination, including a prorated bonus; (ii) one year of base compensation (two and one-half times this amount if termination is in connection with a change of control), plus the highest incentive bonus paid to him during the prior three years or due for the current year (two and one-half times this amount if termination is in connection with a change of control); and (iii) certain other benefits as specified in the agreement.

     Under his agreement, Mr. Hueneke is entitled to receive an annual base salary of $350,000 and an annual incentive bonus based on the Company's Specified Operating Unit Profits (as defined in the agreement). If Mr. Hueneke's employment is terminated for other than Cause (as defined in the agreement), Mr. Hueneke is entitled to receive: (i) all base compensation and other benefits to which he was entitled through his date of termination, including a prorated bonus; (ii) two years of base compensation plus the greater of (a) the highest incentive bonus paid to him during the prior five years and (b) the incentive bonus which would have otherwise been paid to him for the year of termination; and (iii) certain other benefits as specified in the agreement.

     Under his agreements, Mr. Van Handel is entitled to receive an annual base salary of $225,000 or more as determined by the Executive Compensation Committee and an annual incentive bonus recommended by the Chief Executive Officer and approved by the Executive Compensation Committee. If Mr. Van Handel's employment is terminated by the Company for other than Cause (as defined in the agreement) or by Mr. Van Handel for Good Reason (also defined in the agreement), Mr. Van Handel is entitled to receive: (i) all base compensation and other benefits to which he was entitled through his date of termination, including a prorated bonus; (ii) one year of base compensation (two times this amount if termination is in connection with a change of control), plus the highest incentive bonus paid to him during the prior three years (two times this amount if termination is in connection with a change of control); and (iii) certain other benefits as specified in the agreement.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Executive Compensation Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation. Because certain matters related to performance-based compensation are approved by the Executive Performance Compensation Committee, that committee joins in the report of the Executive Compensation Committee.

     The Committee consists of four non-employee directors. The Committee is responsible for establishing the compensation of Mr. Joerres, the President and Chief Executive Officer of the Company and Mr. Hueneke, Executive Vice President of the Company, subject to ratification by the Board of Directors. In addition, the Committee has responsibility to approve the compensation of other senior executives, including Mr. Van Handel, and to review the compensation of other senior managers of the Company and its subsidiaries. The Committee also has authority for administration of the Company's stock-based compensation plans.

General Compensation Policies

     The Committee's broad intent is to provide a total compensation program for the Company's senior executives that serves to attract, retain and motivate executives with the skills and experience required for the success of the Company's business and that creates a commonality of interest between the senior executives and the Company's shareholders. These objectives have been pursued through a compensation structure that consists in general of three principal components: base salary, annual bonus and periodic grants of stock options and restricted stock. The Committee believes that this approach creates both short-term and long-term incentives for corporate management. As a result of these policies, a high proportion of compensation for the Company's senior executives is at risk through the annual bonus, generally based on formulas tied to profitability of the individual's profit center, as well as stock ownership and/or stock options, which create a direct link between long-term remuneration and the price of the Company's common stock.

     Base salary determinations are an important ingredient in attracting and retaining quality personnel in a competitive market. Base salaries are set at levels based generally on subjective factors, including the individual's level of responsibility, experience and past performance record, as well as base salary levels for comparable positions at other companies. These are not the same companies as those included in the Standard & Poor's Midcap Commercial Services -- Specialized Index which is used as a peer group to compare shareholder returns in the Performance Graph. As a large multinational business, the Company competes for senior executive talent with large public and private companies throughout the world, many of which are not in businesses which directly compete with the Company.

     The Committee also believes that a significant portion of compensation should be directly related to and contingent upon Company profitability based on objective performance criteria. Accordingly, it is the

Company's general practice that the executive officers of the Company as well as many other senior executives of the Company and its subsidiaries participate in bonus arrangements based on formulas and other criteria tied to profitability of the individual's profit center or the Company as a whole.

     The Committee believes that it is important that the executive officers and other key executives of the Company and its subsidiaries hold equity positions in the Company. Stock option grants to executives permit them to hold equity interests at more meaningful levels than they could through other alternatives, such as stock purchase arrangements. Accordingly, while the Committee is conscious of the dilutive effects of stock options on shareholders, it believes that stock option grants at reasonable levels are an important component of executive compensation. In addition, because of the nature of the Company's operations, the Company's management believes, and the Committee agrees, that it is important that stock options be granted to a broad range of employees where the options provide an important incentive. Approximately 735 employees and two of the Company's three executive officers received option grants in 2000.

Chief Executive Officer Compensation

     Mr. Joerres' employment agreement establishes his base salary at $300,000 per year or more as determined by the Committee and ratified by the Board of Directors. Effective as of the date of his promotion to President and Chief Executive Officer in 1999, his base salary was increased to $700,000 per year. The amount of the increased base salary was determined by the Committee based on its subjective evaluation of factors including Mr. Joerres' level of responsibility and his skill and experience. Mr. Joerres' annual bonus and long-term incentive compensation is determined in accordance with the 2000 Corporate Senior Management Incentive Plan. Based on the achievement of earnings per share growth and asset growth goals for 2000, Mr. Joerres received a cash bonus for 2000 in the amount of $587,549. Based on the achievement of the economic profit improvement goal for 2000, Mr. Joerres received 15,303 shares of Company Common Stock in February 2001, which are restricted subject to forfeiture on termination of employment for a one-year period. During 2000, Mr. Joerres was also granted an option to purchase 65,500 shares of the Company's Common Stock. Such option has an exercise price equal to the fair market value of the Common Stock on the date of grant and is not immediately exercisable, but becomes exercisable over a four-year vesting period.

Other Executive Officers of the Company

     The base salary and bonus of Mr. Hueneke are determined on the basis of his employment agreement. Mr. Hueneke's annual bonus is determined under the employment agreement by measuring the total operating unit profits (subject to certain adjustments) of certain regions in which the Company conducts business over which Mr. Hueneke has responsibility for the fiscal year against a graduated scale after exceeding a threshold level. Accordingly, Mr. Hueneke's bonus will fluctuate significantly based on the Company's operating performance in the regions over which he has management responsibility. As a result of the fact that Mr. Hueneke has assumed responsibility for certain additional regions which are not included in the bonus formula set out in his employment agreement, the Committee awarded him a discretionary bonus for 2000, in addition to the bonus required under the agreement, equal to $77,928. This amount was determined by applying the formula in the agreement as if these additional regions were included.

     Mr. Van Handel's employment agreement establishes a base salary of $225,000 or more as determined by the Committee. Mr. Van Handel's base salary for 2000 was increased to $310,000 per year. The amount of the increased base salary was determined by the Committee based on its subjective evaluation of factors including Mr. Van Handel's level of responsibility and his skill and experience. Mr. Van Handel's annual bonus and long-term incentive compensation is determined under the 2000 Corporate Senior Management Incentive Plan. Based on the achievement of earnings per share growth and asset growth goals for 2000, Mr. Van Handel received a cash bonus for 2000 in the amount of $254,228. Based on the achievement of the economic profit improvement goal for 2000, Mr. Van Handel received 3,998 shares of Company Common Stock in February 2001, which are restricted subject to forfeiture on termination of employment for a one-year period. During 2000, Mr. Van Handel was also granted an option to purchase 15,500 shares of the Company's Common Stock. Such option has an exercise price equal to the fair market value of the Common Stock on the date of grant and is not immediately exercisable, but becomes exercisable over a four-year vesting period.

Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 for any fiscal year paid to the corporation's chief executive officer and four other most highly compensated executive officers in service as of the end of any fiscal year. However, Section 162(m) also provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee currently intends to structure compensation amounts and plans which meet the requirements for deductibility. In order to satisfy these requirements, the annual bonus arrangement for Mr. Hueneke has been approved by the Executive Performance Compensation Committee and the shareholders, and the incentive compensation arrangement for Mr. Joerres has been approved by the Executive Performance Compensation Committee and the shareholders and the targets and award opportunities under the incentive compensation arrangement are approved each year by the Committee and the Executive Performance Compensation Committee. Because of uncertainties as to the application and interpretation of
Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the efforts of the Company in this area, that compensation intended by the Company to satisfy the requirements for deductibility under
Section 162(m) does in fact do so. In addition, the Company may pay compensation that does not satisfy these requirements for deductibility if required for sound management and approved by the Committee.

THE EXECUTIVE COMPENSATION COMMITTEE    THE EXECUTIVE PERFORMANCE COMPENSATION COMMITTEE
 Dudley J. Godfrey, Jr. (Chairman)                     Marvin B. Goodman
         Marvin B. Goodman                              Newton N. Minow
           J. Ira Harris
           John R. Walter

     EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dudley J. Godfrey, Jr. is a shareholder in Godfrey & Kahn, S.C., which is general counsel to the Company.

     J. Ira Harris is currently Chairman of J. I. Harris & Associates, a consulting firm, which may from time to time perform services for the Company.

     The Company has retained Mr. Walter, through Ashlin Management Company, to provide certain consulting services to the senior executive officers of the Company. In 1999, the Company granted an option to Mr. Walter to purchase 175,000 shares of the Company's Common Stock in recognition of his agreement to serve as Chairman of the Company. In addition, the Company pays Ashlin Management Company an annual fee in the amount of $500,000 and reimburses Mr. Walter's reasonable out-of-pocket expenses. Ashlin Management Company is owned by Mr. Walter.

                               PERFORMANCE GRAPH

     Set forth below is a graph for the periods ending December 31, 1995-2000 comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of companies in the Standard & Poor's 400 Midcap Stock Index, Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Commercial Services-Specialized Index, and the Dow Jones General Industrial & Commercial Services Index (f/k/a Dow Jones Other Industrial & Commercial Services Index). The Company has determined to compare its cumulative total shareholder return to the Standard & Poor's 400 Midcap Stock Index rather than the Standard & Poor's 500 Stock Index because the Company is included in the Standard & Poor's 400 Midcap Stock Index and is not included in the Standard & Poor's 500 Stock Index and because the Company believes it is more appropriate to measure its performance against companies with similar market capitalizations. The Company has also determined to compare its cumulative total shareholder return to the Standard & Poor's Midcap Commercial Services-Specialized Index rather than the Dow Jones General Industrial & Commercial Services Index because the Standard & Poor's Midcap Commercial Services-Specialized Index includes a higher proportion of companies in the staffing industry than the Dow Jones General Industrial & Commercial Index. The graph assumes a $100 investment on December 31, 1995 in the Company's Common Stock, the Standard & Poor's 400 Midcap Stock Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Commercial Services-Specialized Index and the Dow Jones General Industrial & Commercial Services Index and assumes the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG MANPOWER, S&P 400 MIDCAP STOCK INDEX,
   S&P 500 STOCK INDEX, S&P MIDCAP COMMERCIAL SERVICES-SPECIALIZED INDEX AND
            DOW JONES GENERAL INDUSTRIAL & COMMERCIAL SERVICES INDEX [PERFORMANCE GRAPH]

                                                                                               S&P MIDCAP       DOW JONES GENERAL
                                                                                               COMMERCIAL         INDUSTRIAL &
                                                     S&P 400 MIDCAP       S&P 500 STOCK         SERVICES-          COMMERCIAL
                                    MANPOWER           STOCK INDEX            INDEX         SPECIALIZED INDEX    SERVICES INDEX
                                    --------         --------------       -------------     -----------------   -----------------
1995                                 100.00              100.00              100.00              100.00              100.00
1996                                 115.00              117.00              120.00              105.00              107.00
1997                                 126.00              153.00              158.00              130.00              119.00
1998                                  91.00              180.00              200.00              135.00              133.00
1999                                 137.00              204.00              239.00              123.00              159.00
2000                                 139.00              237.00              214.00              143.00              106.00

                                                                         DECEMBER 31,
                                                         --------------------------------------------
                                                         1995    1996    1997    1998    1999    2000
                                                         ----    ----    ----    ----    ----    ----
Manpower.............................................    $100     115     126      91     137     139
S&P 400 Midcap Stock Index...........................    $100     117     153     180     204     237
S&P 500 Stock Index..................................    $100     120     158     200     239     214
S&P Midcap Commercial Services-Specialized Index.....    $100     105     130     135     123     143
Dow Jones General Industrial & Commercial Services
  Index..............................................    $100     107     119     133     159     106

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company has:

     (1) Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management;

     (2) Discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61;

     (3) Received the written disclosures and the letter from Arthur Andersen LLP required by Independent Standards Board Standard No. 1; and

     (4)  Discussed with Arthur Andersen LLP the auditors' independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K.

     Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for (1) the audit of the Company's financial statements as of and for the year ended December 31, 2000 and (2) the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the year were $1,192,400.

     Financial Information Systems Design and Implementation Fees. The aggregate fees billed for professional services rendered by the independent auditors during 2000 for (1) operating, or supervising the operation of, the Company's information systems or managing its local area networks and (2) designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to its financial statements taken as a whole were $131,000.

     All Other Fees. The aggregate fees billed by the independent auditors during 2000 for non-audit and non-information systems related services were $4,199,000.

     The Audit Committee has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the auditors' independence and satisfied itself as to the auditors' independence.

THE AUDIT COMMITTEE

Newton N. Minow (Chairman)
Dudley J. Godfrey, Jr.
Marvin B. Goodman
J. Ira Harris

              2. AMENDMENT TO THE 1994 EXECUTIVE STOCK OPTION AND
                     RESTRICTED STOCK PLAN OF MANPOWER INC.

GENERAL

     In 1994 the Board of Directors adopted and the shareholders approved the 1994 Executive Stock Option and Restricted Stock Plan of Manpower Inc. (the "1994 Plan"). The purpose of the 1994 Plan is to attract and retain superior employees, to provide a stronger incentive for such employees to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, and in combination with these goals, to encourage stock ownership in the Company by employees. As adopted, the 1994 Plan authorized 2,000,000 shares of Common Stock to be issued, which was subsequently increased to 4,000,000 shares at the 1999 Annual Meeting of Shareholders. As of February 26, 2001, there were 248,801 shares issued under the 1994 Plan and 3,350,247 shares subject to outstanding options under the 1994 Plan, leaving a balance of 400,952 shares.

     In 1991 the Board of Directors adopted and in 1992 the shareholders approved the 1991 Directors Stock Option Plan (the "1991 Plan"). The purpose of the 1991 Plan is to attract and retain superior directors, to provide a stronger incentive for such directors to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, and in combination with these goals, to encourage stock ownership in the Company by directors. As adopted, the 1991 Plan authorized 600,000 shares of common stock to be issued, which was subsequently increased to 800,000 shares at the 1997 Annual Meeting of Shareholders. As of February 26, 2001, there were 170,000 shares issued under the 1991 Plan and 528,398 shares subject to outstanding options under the 1991 Plan, leaving a balance of 101,602 shares. The Board of Directors has determined not to propose an increase the shares authorized under the 1991 Plan, but rather to propose to allow the directors to participate in the 1994 Plan. Their participation in the 1994 Plan would be in place of their participation of the 1991 Plan and would be on terms substantially similar to the terms of their participation in the 1991 Plan. If the proposed amendment to the 1994 Plan is approved, no options will be granted under the 1991 Plan following the Annual Meeting.

     The Board of Directors has amended the 1994 Plan (i) to increase the number of shares of Common Stock authorized under the 1994 Plan from 4,000,000 to 7,750,000 to accommodate future grants to employees and directors and (ii) to permit the Company's directors to participate in the 1994 Plan. This amendment has been made to the 1994 Plan subject to approval by the Company's shareholders. Accordingly, at the Annual Meeting shareholders will consider a proposal to amend the 1994 Plan to increase the number of shares available for issuance under the 1994 Plan and to permit the Company's directors to participate in the 1994 Plan. The closing sale price of the Common Stock on the New York Stock Exchange on March 23, 2001 was $28.99.

TERMS OF THE PLAN

     The Executive Compensation Committee (the "Committee") administers the 1994 Plan as to employees. All employees of the Company and its subsidiaries are eligible to participate in the 1994 Plan. As of February 26, 2001, the Company and its subsidiaries had approximately 21,700 permanent employees eligible to participate in the 1994 Plan. Under the 1994 Plan, the Committee has sole authority in its discretion, subject to the express provisions of the 1994 Plan, to determine the exercise price of the shares covered by each option, the employees to whom and the time or times at which options or restricted stock will be granted, the amount of restricted stock to be granted, the number of shares subject to each option and the extent to which options may be exercised in installments, and the terms and provisions of the respective option agreements and the restricted stock grants. Under the 1994 Plan, no employee is eligible to receive options, or options granted in tandem with stock appreciation rights, for more than 500,000 shares during any three-year period, subject to adjustment as provided in the 1994 Plan. The 1994 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

     In addition to the amendment to the 1994 Plan described above, the Board of Directors has also amended the 1994 Plan in several respects, including amendments to eliminate the ability (i) to grant options under the 1994 Plan at less than 100% of the fair market value per share on the date of grant of such option and (ii) to reprice options issued under the 1994 Plan.

     The Board of Directors may, from time to time, amend the 1994 Plan in any respect. However, no amendment may be made without the approval of the Company's shareholders if shareholder approval is required for such amendment under applicable tax, securities or other law.

FEDERAL INCOME TAX CONSEQUENCES

     In connection with the exercise of an option, a participant may elect to satisfy his or her federal and state income tax withholding obligations, if any, upon exercise of the option by having the Company withhold a portion of the shares otherwise to be delivered upon exercise of the option having a fair market value equal in whole or in part to the amount of federal and state income taxes required to be withheld on exercise. In connection with the vesting of restricted stock, a participant may elect to satisfy his or her federal and state income tax withholding obligations by surrendering or having the Company retain a number of vested shares having a fair market value equal to the withholding obligation on the date the shares are retained by the Company. A participant who makes an election under Section 83(b) under the Internal Revenue Code of 1986, as amended, relating to his restricted stock may, at his election, satisfy his obligation for the payment of withholding taxes by delivering to the Company shares already owned having a fair market value equal to the withholding obligation.

     If a participant is an officer or director of the Company within the remaining of Section 16 of the Securities Exchange Act of 1934, as amended, special rules may apply to the timing of the election and withholding.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote of a majority of the votes cast on the proposal is required to approve the proposal, provided that the total number of votes cast on the proposal represents over 50% of the Common Stock entitled to vote on the proposal. Abstentions will not be counted as voting, and, therefore, will have no impact on the approval of the proposal.

     The Board of Directors recommends you vote FOR the increase in the number of shares authorized under the 1994 Executive Stock Option and Restricted Stock Plan of Manpower Inc. and your proxy will be so voted unless you specify otherwise.

 3. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE SIZE
                           OF THE BOARD OF DIRECTORS

     On February 20, 2001, the Board of Directors of the Company determined that it is advisable and in the best interests of the Company and its shareholders to amend the Company's Amended and Restated Articles of Incorporation (the "Articles") to increase the permitted maximum size of the Board of Directors. Under the current Articles, the Board of Directors may consist of no less than three and no more than eleven directors, exclusive of the directors, if any, elected by the holders of one or more series of preferred stock. The amendment would increase the size of the Board of Directors such that it would consist of no less than three and no more than fifteen directors, exclusive of the directors, if any, elected by the holders of one or more series of preferred stock. Accordingly, the Board of Directors has proposed an amendment to the Articles increasing the permitted maximum size of the Board of Directors for submission to the Company's shareholders at the Annual Meeting.

     The Board of Directors has directed the officers of the Company to submit the following resolution, which includes the text of the amendment to the Articles, with the new text shown in bold type:

          RESOLVED, that the existing Amended and Restated Articles of Incorporation of the Company shall be, and hereby are, amended as follows:

          Article VIII is hereby amended by deleting the first paragraph of
     Article VIII in its entirety and replacing it with the following:

          "The number of directors (exclusive of directors, if any, elected by the holders of one or more series of Preferred Stock, voting separately as a series pursuant to the provisions of these Articles of Incorporation applicable thereto) shall not be less than 3 nor more than 15 directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors then in office."

     The remainder of Article VIII of the Articles will remain unchanged.

     The Board of Directors believes that an increase in the maximum permitted number of directors would be in the best interest of the Company because it would, among other things, provide the Company's management with the expertise, experience, strategic and operational guidance and business judgment of a greater number of individuals. The Board of Directors would like to be able to consider new board members to increase the range of expertise and experience on the Board of Directors, but has recently been unable to do so because it has the maximum number of directors permitted by the Articles.

     The affirmative vote of the holders of not less than two-thirds of the outstanding total shares of stock of the Company outstanding at the record date will be required for approval of the amendment to the Articles to increase the permitted size of the Company's Board of Directors from between three and eleven directors to between three and fifteen directors. Abstentions will be counted as votes against the proposal. Subject to the approval of the proposed amendment to the Articles, the Board of Directors has made a corresponding amendment to
Section 3.2(a) of the Company's Amended and Restated By-Laws.

     The Board of Directors recommends you vote FOR the approval of the amendment to the Articles and your proxy will be so voted unless you specify otherwise.

                    4. RATIFICATION OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee and subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP, an independent public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Arthur Andersen LLP has audited the Company (or its predecessors) since 1975. Representatives of Arthur Andersen LLP will attend the Annual Meeting and have the opportunity to make a statement if they so desire, and will also be available to respond to appropriate questions.

     If the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of the Company's independent auditors will be reconsidered by the Board of Directors.

     The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of Arthur Andersen LLP as the independent auditors for the fiscal year ending 2001. Abstentions will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

     The Board of Directors recommends you vote FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and your proxy will be so voted unless you specify otherwise.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     In accordance with the Company's By-Laws, nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 2002 Annual Meeting of Shareholders and any other shareholder proposed business to be brought before the 2002 Annual Meeting of Shareholders must be received by the Company no later than January 31, 2002. To be considered for inclusion in the proxy statement solicited by the Board of Directors, shareholder proposals for consideration at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company at the Company's principal executive offices by November 30, 2001. Such nominations or proposals must be submitted to Mr. Michael J. Van Handel, Secretary, Manpower Inc., 5301 North Ironwood Road, Milwaukee, Wisconsin 53217. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of stock in the Company. Copies of these reports must also be furnished to the Company. Based solely on a review of these copies, the Company believes that during 2000 all filing requirements were met.

                                 OTHER MATTERS

     Although management is not aware of any other matters that may come before the Annual Meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

     Shareholders may obtain a copy of the Company's Annual Report to the Securities and Exchange Commission as filed on Form 10-K at no cost by writing to Mr. Michael J. Van Handel, Secretary, Manpower Inc., 5301 North Ironwood Road, Milwaukee, Wisconsin 53217.

                                          By Order of the Board of Directors,

                                          Michael J. Van Handel, Secretary

                                                                      APPENDIX A

                                    CHARTER

                                AUDIT COMMITTEE
                                     OF THE
                      BOARD OF DIRECTORS OF MANPOWER INC.

                            (REVISED APRIL 17, 2000)
                         ------------------------------

I.   PURPOSE.

     The function of the Audit Committee of the Board of Directors of Manpower Inc. (the "Company") is to provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, to the investment community and to governmental agencies relating to financial accounting and reporting practices, the quality and integrity of the financial reports of the Company, and adherence to applicable legal, ethical and regulatory requirements.

II.  COMMITTEE COMPOSITION.

     The Audit Committee (the "Committee") shall be comprised of at least three members, consisting solely of "independent" directors who are "financially literate" or become "financially literate" within a reasonable period of time after their appointment to the Committee. At least one member of the Committee shall have accounting or related financial management experience, as the Board of Directors interprets such qualification in its business judgment.

     A director is "independent" if he or she has no relationship to the Company that may interfere with the exercise of his or her independence from management of the Company and otherwise meets the requirements for independence set forth in the rules of the New York Stock Exchange. The current requirements of the New York Stock Exchange for independence are attached hereto as Appendix A.

     A "financially literate" director is one who the Board of Directors in its business judgment deems to be financially literate. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

     The members of the Committee shall be elected by the Board of Directors to hold such office until their successors have been duly elected and qualified. Unless a Chairperson is elected by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III. MEETINGS AND REPORTS.

     The Committee shall meet as frequently as the Committee deems necessary, but the Committee shall meet at least annually. Meetings of the Committee may be called by the Chairperson of the Committee or otherwise as provided in the by-laws of the Company. The Committee shall report periodically to the Board of Directors regarding the Committee's activities, findings and recommendations.

IV. RESPONSIBILITIES AND POWERS.

     The Committee's responsibilities shall include the following:

     A. Outside Auditors. The outside auditors for the Company are ultimately accountable to the Board of Directors and the Committee, and the Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (and to nominate the outside auditors to be proposed for shareholder approval in any proxy statement). With respect to the outside auditors, the Committee shall have the following additional specific responsibilities.

          1. Nominate and recommend to the Board of Directors the selection of the independent auditors for the annual audit to be proposed for shareholder approval each year in the Company's proxy statement for the Annual Meeting of Shareholders.

          2. Ensure that the outside auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the outside auditors and the Company, actively engage in a dialog with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors, and recommend that the Board of Directors take appropriate action in response to the outside auditors report to satisfy itself of the outside auditors' independence.

          3. Receive the written disclosures in the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, and discuss with the independent auditors the independent auditors' independence.

          4. Review each year the planned scope of the examination of the Company's financial statements by the independent auditors and review and approve each year the fee arrangements with the independent auditors, and review the appointment of and fee arrangements with any other external auditors employed for other specific audit purposes.

          5. Review with management and the independent auditors, upon completion of their audit, the annual financial statements to be included in the Company's Annual Report on Form 10-K, as well as any significant adjustments proposed by the independent auditors, any changes in the Company's accounting principles or their application, past audit adjustments (as relevant), and the quality of the Company's reported earnings.

          6. Discuss with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented from time to time.

          7. Based on the review and discussions referred to above, make a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-K filed each year.

          8. Meet privately periodically (but at least annually) with the independent auditors to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function, and particular concerns of the Committee or the independent auditors.

          9. Review any recommendations of the independent auditors resulting from the audit to be sure that appropriate actions are taken by management.

          10. Review with management and/or the independent auditors any matter of disagreement between management and the independent auditors.

     B. Internal Audit and Accounting.

          1. Review with management on an ongoing basis the adequacy of the Company's systems of internal control to provide reasonable assurance that assets are safeguarded, prescribed policies and procedures are followed and transactions are properly recorded and reported.

          2. Monitor the staffing and competency of the internal audit department and review and approve significant changes in the duties and responsibilities of the internal audit department.

          3. Review the activities of the internal audit department including the annual internal audit plan.

          4. Meet privately periodically (but at least annually) with the head of the Company's internal audit department to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function, and particular concerns of the Committee or the internal audit department.

          5. Review with management the status of tax returns and tax audits.

          6. Review expense account reimbursements of the Company's executive officers.

     C. Foreign Corrupt Practices Act and Conflicts of Interest.

     Monitor the Company's policies and procedures regarding compliance with the Foreign Corrupt Practices Act and conflicts of interest.

     D. Special Investigations.

     Direct any special investigations concerning matters relating to the Company's financial statements, internal controls, compliance with applicable laws or business ethics.

     E. Other.

          1. Review and assess the adequacy of this Charter on at least an annual basis.

          2. As required under the rules of the Securities and Exchange Commission, provide an Audit Committee Report to be included in the Company's annual proxy statement which states whether the Committee has:

             (a) reviewed and discussed with management the Company's audited financial statements,

             (b) discussed with the independent auditors the matters required to be discussed by SAS 61,

             (c) received the written disclosures in the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence, and

             (d) whether the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

          3. On a quarterly basis, receive input from management and the independent auditors on the results of the SAS 71 review (to be delegated to Chairman of Committee), including any unusual items.

          4. Monitor any litigation involving the Company which may have a material financial impact on the Company or relate to matters entrusted to the Committee.

          5. The Committee shall be available at all times to receive reports, suggestions, questions or recommendations relating to the matters for which it has responsibility from the independent auditors, the internal audit department, or management personnel.

                        RULES OF NEW YORK STOCK EXCHANGE
              INDEPENDENCE REQUIREMENT FOR AUDIT COMMITTEE MEMBERS

"303.01 AUDIT COMMITTEE

     (B)(2)(a) Each audit committee shall consist of at least three directors, all of whom have no relationship to the company that may interfere with the exercise of their independence from management and the company ("Independent");

     (3) Independence Requirement of Audit Committee Members. In addition to the definition of Independent provided above in (2)(a), the following restrictions shall apply to every audit committee member:

          (a) Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates many not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

          (b) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

     "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and company,
     (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

          (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the audit committee.

          (d) Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship...

3.03.02 APPLICATION OF STANDARDS

     (D) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs (3)(a) and (3)(d) of para. 303.01, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the audit committee if the company's board of directors determines in its business judgment that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination."

     All public company audit committee members qualified under prior New York Stock Exchange rules are "grandfathered" until they are reelected or replaced.

              1994 EXECUTIVE STOCK OPTION AND RESTRICTED STOCK PLAN
                                       OF
                                  MANPOWER INC.
                  (AMENDED AND RESTATED EFFECTIVE MAY   , 2001)
                                                      --


                               PURPOSE OF THE PLAN


         The purpose of the Plan is to attract and retain superior Employees and Directors, to provide a stronger incentive for such Employees and Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to encourage stock ownership in the Company by Employees and Directors. The Board of Directors of the Company believes the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company among participating Employees.


                                    SECTION A

1.  GENERAL

         This Section A of the Plan sets out the terms of the Plan applicable to all Directors and Employees, except those Employees employed in the United Kingdom, to whom the terms of Section B of the Plan apply.

2.  DEFINITIONS

         Unless the context otherwise requires, the following terms shall have the meanings set forth below:

                  (a) "Board of Directors" shall mean the entire board of directors of the Company, consisting of both Employee and non-Employee members.

                  (b) "Cause" shall mean, if not cured by the Holder within 60 days, (a) the Holder's commission of an act of fraud and dishonesty intended to result in his direct or indirect enrichment at the expense of the Company or a Subsidiary which is determined to be a felony by a court of competent jurisdiction; or (b) the Holder's engagement in gross misconduct which results in a demonstrably material injury to the Company or a Subsidiary, monetary or otherwise, provided such misconduct was not in good faith and he had no reasonable belief such act or omission was in the best interests of the Company and its shareholders.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean the Committee of the Board of Directors constituted as provided in Paragraph 4 of the Plan.

                  (e) "Company" shall mean Manpower Inc., a Wisconsin corporation.

                  (f) "Director" shall mean an individual who is a non-Employee member of the Board of Directors of the Company.

                  (g) "Disability" shall mean (i) with respect to a Holder, a physical or mental incapacity which, as determined by the Committee, results in a Holder ceasing to be an Employee and (ii) with respect to a Director, a physical or mental incapacity which results in a Director's termination of membership on the Board of Directors of the Company.

                  (h) "Employee" shall mean an individual who is an employee of the Company or a Subsidiary.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (j) "Holder" shall mean an Employee to whom an Option or Restricted Stock has been granted.

                  (k) "Incentive Stock Option" shall mean an option to purchase Shares which complies with the provisions of Section 422 of the Code.

                  (l) "Market Price" shall mean the closing sale price of a Share on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal, or such other market price as the Committee may determine in conformity with pertinent law and regulations of the Treasury Department.

                  (m) "Nonstatutory Stock Option" shall mean an option to purchase Shares which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 6 of the Plan, including such an option granted to an individual who is an Employee of a Subsidiary other than a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  (n) "Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan.

                  (o) "Option Agreement" shall mean the agreement between the Company and a Director or an Employee whereby an Option is granted to such Director or Employee.

                  (p) "Plan" shall mean the 1994 Executive Stock Option and Restricted Stock Plan of the Company.

                  (q) "Restricted Stock" shall mean Shares granted to an Employee by the Committee which are subject to restrictions imposed under Paragraph 9 of the Plan.

                  (r) "SAR" shall mean a stock appreciation right granted in tandem with an Incentive Stock Option or a Nonstatutory Stock Option pursuant to Paragraph 6 of the Plan.

                  (s) "Share" or "Shares" shall mean the $0.01 par value common stock of the Company.

                  (t) "Subsidiary" shall mean any subsidiary of the Company, including without limitation, a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  (u) "Triggering Event" shall mean the first to occur of any of the following:

                           (1) the acquisition (other than from the Company), by
                  any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                           (2) any merger or consolidation of the Company with
                  any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                           (3) any liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

                           (4) individuals who, as of the date this Plan is
                  adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11; or

                           (5) the Company shall enter into any agreement
                  (whether or not conditioned on shareholder approval) providing for or contemplating, or the Board of Directors of the Company shall approve and recommend that the shareholders of the Company accept, or approve or adopt, or the shareholders of the Company shall approve, any acquisition that would be a Triggering Event under clause (1), above, or a merger or consolidation that would be a Triggering Event under clause
                  (2), above, or a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

                           (6) whether or not conditioned on shareholder
                  approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

         Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

3.  SHARES RESERVED UNDER PLAN

         The aggregate number of Shares which may be issued under the Plan pursuant to the exercise of Options or the grant of Restricted Stock shall not exceed 7,750,000 Shares, which may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 14 hereof; provided, however, in no event shall the number of Shares of Restricted Stock granted under the Plan exceed 500,000 Shares (subject to adjustment as provided in Paragraph 14 hereof) and, provided further, in no event shall the number of Shares delivered through the exercise of Incentive Stock Options exceed 1,000,000 Shares (subject to adjustment as provided in Paragraph 14 hereof). Any Shares subject to an Option or grant of Restricted Stock (or portion thereof) which are settled in cash, or Shares which are used in settlement of tax withholding obligations, shall be deemed not to have been issued for purposes of determining the maximum number of Shares available for issuance under the Plan. Likewise, if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares tendered shall be deemed issued for purposes of determining the maximum number of Shares available for issuance under the Plan. The Holder of an Option or a Director shall be entitled to the rights and privileges of ownership with respect to the Shares subject to the Option only after actual purchase and issuance of such Shares pursuant to exercise of all or part of an Option. No Employee shall be eligible to receive Options, or Options granted in tandem with SARs, for more than 500,000 Shares during any three-year period, subject to adjustment as provided in Paragraph 14 hereof. In addition, no Employee shall be eligible to receive Restricted Stock in an amount in excess of $2,500,000 (valuing the Shares at their Market Price on the date of grant) during any three-year period.

4.  ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board of Directors with respect to grants to Directors under the Plan. The Plan shall be administered as follows with respect to Employees:

         (a) The Plan shall be administered by the Committee. Except as otherwise determined by the Board of Directors, the Committee shall be so constituted as to permit the Plan to comply with Rule 16b-3 of the Exchange Act, as such rule is currently in effect or as hereafter modified or amended ("Rule 16b-3"), Section 162(m) of the Code and any regulations promulgated thereunder, or any other statutory rule or regulatory requirements. The members of the Committee shall be appointed from time to time by the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the acts of a majority of the members present at any meeting of the Committee of which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.

         (b) The Committee shall have sole authority in its discretion, but always subject to the express provisions of the Plan, to determine the exercise price of the Shares covered by each Option, the Employees to whom and the time or times at which Options and Restricted Stock shall be granted, the amount of Restricted Stock to be granted, the number of Shares to be subject to each Option and the extent to which Options may be exercised in installments; to interpret the Plan; to prescribe, amend, and rescind rules and regulations pertaining to the Plan;

to determine the terms and provisions of the respective Option Agreements and Restricted Stock grants; and to make all other determinations and interpretations deemed necessary or advisable for the administration of the Plan. The Committee's determination of the foregoing matters shall be conclusive and binding on the Company, all Employees, all Holders and all other persons.

5.  ELIGIBILITY

         Only Directors and Employees shall be eligible to receive Options under the Plan and only Employees shall be eligible to receive Restricted Stock under the Plan. In determining the Employees to whom Options and Restricted Stock shall be granted and the number of Shares to be covered by each Option or grant of Restricted Stock, the Committee may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, and other such factors as the Committee in its discretion shall deem relevant. Options and Restricted Stock may be granted to Employees who are foreign nationals on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable in order to achieve the objectives of the Plan or to comply with applicable laws, including, at the Committee's sole discretion, the setting of equivalent exercise prices in both U.S. dollars and the local currency of such an Employee. An Employee who has been granted an Option or Restricted Stock under the Plan may be granted additional Options or Restricted Stock under the Plan if the Committee shall so determine subject to the limitations contained in Paragraph 3. The Company shall effect the granting of Options under the Plan by execution of Option Agreements. No Option or Restricted Stock may be granted under the Plan to any Employee who is then a member of the Committee.

6.  OPTIONS:  GENERAL PROVISIONS

         (a) The following provisions apply to Options granted to Employees under this Plan:

                  (i) Types of Options. An Option to purchase Shares granted pursuant to this Plan shall be specified to be either an Incentive Stock Option (as described in Paragraph 7) or a Nonstatutory Stock Option (as described in Paragraph 8). An Option Agreement executed pursuant to this Plan may include both an Incentive Stock Option and a Nonstatutory Stock Option, provided each Option is clearly identified as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option Agreement executed pursuant to this Plan shall in no event provide for the grant of a tandem Option, wherein two Options are issued together and the exercise of one affects the right to exercise the other.

                  (ii) General Exercise Period. No Option granted under this Plan shall provide for its exercise earlier than one year from the date of grant except as otherwise determined by the Committee. The Committee may, in its discretion, (i) require that a Holder be employed by the Company or a Subsidiary for a designated number of years prior to the exercise by the Holder of any Option or portion of an Option granted under this Plan, and (ii) determine the periods during which Options or portions of Options may be exercised by a Holder. Any of the foregoing requirements or limitations may be reduced or waived by the Committee in its discretion, unless such reduction or waiver is prohibited by the

         Code or other applicable law. Notwithstanding any limitation established by the Committee on the exercise of any Option or anything else to the contrary herein contained, upon the occurrence of a Triggering Event, all outstanding Options shall become immediately exercisable. Notwithstanding the foregoing, no Stock Option shall (i) be granted after ten (10) years from the date this Plan is adopted by the Company's Board of Directors, or (ii) be exercisable after the expiration of ten (10) years from its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

                  (iii) Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted in tandem with Incentive Stock Options and Nonstatutory Stock Options and each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

                           (1) An SAR shall be exercisable only to the extent
                  the underlying Option is exercisable.

                           (2) An SAR shall expire no later than the expiration
                  of the underlying Option.

                           (3) An SAR shall be transferable only when the
                  underlying Option is transferable, and under the same conditions.

                           (4) An SAR shall entitle the Holder to receive from
                  the Company, in exchange for the surrender of an Option as to all or any portion of the Shares subject thereto, that number of full Shares having an aggregate Market Price, as of the date of surrender, substantially equal to (but not more than) the excess of the Market Price of one Share on the business day immediately preceding the date of surrender (the "Valuation Date") over the option exercise price specified with respect to such Option as set forth in the applicable Option Agreement, multiplied by the number of Shares as to which the Option is surrendered. However, the Company, as determined in the sole discretion of the Committee, shall be entitled to elect to settle its obligation arising out of the exercise of an SAR by the payment of cash equal to the aggregate Market Price of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Committee, equal to the aggregate Market Price of the Shares the Company would otherwise be obligated to deliver.

                           (5) An SAR can be exercised only when there is a
                  positive spread, i.e., when the Market Price of the Shares subject to the Option exceeds the exercise price of such Option. An SAR can be exercised only at such times expressly permitted by Rule 16b-3 of the Exchange Act and such other securities laws as may be applicable to the exercise of such SAR.

                  (iv) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash, Shares held by the Holder for more than six months, other property, or such other consideration consistent with the Plan's purpose and applicable law as may be determined by the Committee from time to time. Unless otherwise determined by the Committee, such price shall be paid in full at the time that an Option is exercised. If the Holder elects to pay all or a part of the exercise price in Shares, such Holder may make such payment by delivering to the Company a number of Shares already owned by the Holder for more than six months which are equal in value to the purchase or exercise price. All Shares so delivered shall be valued at their Market Price on the business day immediately preceding the day on which such Shares are delivered.

         (b) The Board of Directors shall adopt terms governing Options granted to Directors under this Plan, including terms relating to the number of Shares covered by an Option, the exercise price of an Option, the exercise period for an Option and the payment of the exercise price for an Option, which terms shall be consistent with the terms governing such matters under the 1991 Directors Stock Option Plan of Manpower Inc. as in effect on May 1, 2001.

7.  INCENTIVE STOCK OPTIONS

         This Paragraph sets forth the special provisions that govern Incentive Stock Options granted to Employees under this Plan. Any Incentive Stock Option granted under this Plan may, if so expressly stated in the Option Agreement pertaining to such Option, include an SAR, as described in Subparagraph 6(c), above.

                  (a) Maximum Calendar Year Grant to Any Employee. The aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Holder during any calendar year under this Plan (and under all other plans of the Company or any Subsidiary) shall not exceed $100,000, and/or any other limit as may be prescribed by the Code from time to time.

                  (b) Option Exercise Price. The per share purchase price of the Shares under each Incentive Stock Option granted pursuant to this Plan shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

8.  NONSTATUTORY STOCK OPTIONS

         This Paragraph sets forth the special provisions that govern Nonstatutory Stock Options granted under this Plan. Any Nonstatutory Stock Option granted to an Employee under this Plan may, if so expressly stated in the Option Agreement pertaining to such Option, include an SAR, as described in Subparagraph 6(c), above, either at the time of grant or by subsequent amendment of the Option Agreement.

                  Option Exercise Price. The per share purchase price of the Shares under each Nonstatutory Stock Option granted pursuant to this Plan shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

9.  RESTRICTED STOCK

                  (a) Restrictions. All Restricted Stock shall be subject to the following restrictions:

                           (1) The Restricted Stock may not be sold, assigned,
                  conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period described in Subparagraph
                  (a)(2), below, subject to the provisions of Subparagraph
                  (a)(4), below. In the event that a Holder shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, said Restricted Stock shall, at the Committee's option, and in addition to such other rights and remedies available to the Committee (including the right to restrain or set aside such transfer), upon written notice to the transferee thereof at any time within ninety (90) days after its discovery of such transaction, be forfeited to the Company.

                           (2) The nature and extent of any additional
                  restrictions and the period for which shares shall be restricted (the "Restricted Period") shall be determined by the Committee. Except as otherwise determined by the Committee, the Restricted Period shall be seven years and the restrictions imposed upon such Restricted Stock shall automatically lapse as to one-fifth of such Restricted Stock on the last day of each of the third, fourth, fifth, sixth and seventh years after the date of grant of such Restricted Stock.

                           (3) Except as provided in Subparagraph (a)(4), below,
                  in the event that a Holder's employment with the Company or a Subsidiary is terminated for any reason, said Restricted Stock shall be forfeited to the Company unless the Committee, in its sole discretion, determines otherwise.

                           (4) In the event a Holder terminates his employment
                  with the Company or a Subsidiary because of normal retirement (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits), death, Disability, early retirement with the consent of the Committee, or for other reasons determined by the Committee in its sole discretion to be appropriate, all such restrictions which would otherwise be in effect by virtue of this Subparagraph (a) shall immediately lapse.

                           (5) Notwithstanding anything to the contrary herein
                  contained, upon the occurrence of a Triggering Event, the restrictions provided in this Subpara-graph (a) applicable to any Restricted Stock then held by a Holder shall immediately lapse, and all such Restricted Stock shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same consideration thereupon, if any, payable to the holders of outstanding Shares of the Company in connection with the Triggering Event.

                  (b) Rights as Shareholders. During the Restricted Period, the Committee may, in its discretion, limit the shareholder rights granted to a Holder with respect to the Restricted Stock including, but not by way of limitation, the right to vote such Restricted Stock and to receive dividends thereon. The Company will retain custody of the stock certificates representing Restricted Stock during the Restricted Period as well as a stock power signed by the Employee to be used in the event the Restricted Stock is forfeited pursuant to Subparagraph (a) hereof.

10.  CESSATION OF EMPLOYEE STATUS

                  (a) Any Holder who ceases to be an Employee due to retirement on or after such Holder's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Committee shall have one (1) year from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option.

                  (b) Any Holder who ceases to be an Employee due to Disability shall have one (1) year from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent the Holder then has a present right to exercise such Option or would have become entitled to exercise such Option had the Holder remained an Employee during such one-year period; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant.

                  (c) In the event of the death of a Holder while an Employee, any Option granted to such Holder shall, as to all or any part of the Shares subject to such Option, be exercisable:

                           (1) For one (1) year after the Holder's death, but in
                  no event later than ten (10) years from its date of grant;

                           (2) Only (A) by the deceased Holder's designated
                  beneficiary (such designation to be made in writing at such time and in such manner as the Committee shall approve or prescribe), or, if the deceased Holder dies without a surviving designated beneficiary, (B) by the personal representative, administrator, or other representative of the estate of the deceased Holder, or by the person or persons to whom the deceased

                  Holder's rights under the Option shall pass by will or the laws of descent and distribution; and

                           (3) Only to the extent that the deceased Holder would
                  have been entitled to exercise such Option on the date of the Holder's death or would have become entitled to exercise such Option had the Holder remained employed during such one-year period.

         A Holder who has designated a beneficiary for purposes of Subparagraph 10(c)(2)(A), above, may change such designation at any time, by giving written notice to the Committee, subject to such conditions and requirements as the Committee may prescribe in accordance with applicable law.

                  (d) If a Holder ceases to be an Employee for a reason other than those specified above, the Holder shall have three (3) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option. Notwithstanding the foregoing, (i) if a Holder ceases to be an Employee for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation and
         (ii) if a Holder ceases to be an Employee in anticipation of, or as a result of, a Triggering Event which results in a transaction which will be accounted for using the pooling of interests accounting method, any Holder who is an executive officer for purposes of Section 16(b) of the Exchange Act shall have the greater of (a) six (6) months and (1) day or (b) ten (10) business days following the release of 30 days of combined results of the Company and any acquiring company, to exercise any Option granted hereunder as to all or part of the Shares subject thereto.

                  (e) The Committee may in its sole discretion increase the periods permitted for exercise of an Option if a Holder ceases to be an Employee as provided in Subparagraphs 10(a), (b), (c) and (d), above, if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant.

                  (f) The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any Holder's employment at any time.

11.  TRANSFERABILITY

         (a) The following provisions apply to Options and SARs granted to Employees under this Plan:

                  (i) Except as otherwise provided in this Paragraph 11, or unless otherwise provided by the Committee, Options and SARs granted to a Holder under this Plan shall be not transferable, and during the lifetime of the Holder shall be exercisable only by the Holder. A Holder shall have the right to transfer the Options and SARs granted to such Holder upon such Holder's death, either pursuant to a beneficiary designation described in Subparagraph 10(c)(2)(A), above, or, if the deceased Holder dies without a surviving designated beneficiary, by the terms of such Holder's will or under the laws of descent and distribution, subject to the limitations set forth in Paragraph 10, above, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Holder, except as otherwise expressly provided herein or as determined by the Committee.

                  (ii) An Option Agreement may provide that Options are transferable to members of the Holder's immediate family, to trusts for the benefit of such immediate family members, and to partnerships in which such family members are the only partners; provided, however, that Options granted to any Holder subject to Section 16 of the Exchange Act shall be transferable to members of the Holder's immediate family, to trusts for the benefit of such immediate family members, and to partnerships in which such family members are the only partners. For purposes of the preceding sentence, "immediate family" shall mean a Holder's children, grandchildren, and spouse.

         (b) The Board of Directors shall adopt terms that govern the transferability of Options granted to Directors under this Plan which shall be consistent with the terms governing transferability of options under the 1991 Directors Stock Option Plan of Manpower Inc. as in effect on May 1, 2001.

12.  EXERCISE

         An Option Agreement may provide for exercise of an Option by a Holder in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 10, above, no Option may be exercised unless the Holder is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as other permitted by the Committee, an Option shall be exercisable by a Holder's giving written notice of exercise to the Secretary of the Company accompanied by payment of the required exercise price. The Holder who elects to exercise an SAR shall so notify the Secretary of the Company in writing, and, in conjunction therewith, the Holder's Option Agreement shall be appropriately amended or cancelled. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Holder of such documents and information as the Committee may deem necessary or appropriate in connection with such registration or qualification.

         Notwithstanding the preceding paragraph, an Option shall be exercisable by a Director by such Director giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased accompanied by payment in full of the required exercise price. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until
(a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Director of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification.

13.  SECURITIES LAWS

         Each Option Agreement and any grant of Restricted Stock shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws.

14.  ADJUSTMENT PROVISIONS

         In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 3, the number of Shares subject to each outstanding Option, the number of Shares of Restricted Stock outstanding, the exercise price applicable to each Option, the consideration to be received upon exercise of each Option or SAR and/or the per Employee limitation on the number of Shares subject to Options contained in Paragraph 3 shall be adjusted as deemed equitable by the Committee. In addition, the Committee shall, in its sole discretion, have authority to provide, in appropriate cases, for (i) waiver in whole or in part, of any remaining restrictions or vesting requirements in connection with any Option, SAR or Restricted Stock granted hereunder and/or (ii) the conversion of outstanding Options or SARs into cash or other property to be received in certain of the transactions specified in the preceding sentence upon effectiveness of such transactions. Any adjustment, waiver, conversion or the like carried out by the Committee under this Paragraph shall be conclusive and binding for all purposes of the Plan.

         Notwithstanding the foregoing paragraph, the Board of Directors shall adopt terms governing the adjustment of Options granted to Directors under the Plan which shall be consistent with the terms governing adjustment of options under the 1991 Directors Stock Option Plan of Manpower Inc. as in effect on May 1, 2001.

15.  TAXES

                  (a) The Company shall be entitled to pay or withhold the amount of any tax which it believes is required as a result of the grant or exercise of any Option or SAR under the Plan, and the Company may defer making delivery with respect to cash and/or Shares obtained pursuant to exercise of any Option or SAR until arrangements satisfactory to it have been made with respect to any such withholding obligations. An Employee of Director exercising an Option may, at his election, satisfy his obligation for payment of withholding taxes either by having the Company retain a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the withholding tax or by delivering to the Company Shares already owned by the

         Employee or Director having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the withholding tax.

                  (b) An Employee who owns Restricted Stock and who has not made an election under Section 83(b) of the Code may, at his election, satisfy his obligation for payment of withholding taxes by either having the Company withhold from the shares to be delivered upon lapse of the restrictions a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the withholding tax or by delivering to the Company Shares already owned by the Employee having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the withholding tax. An Employee who owns Restricted Stock and makes an election under Section 83(b) of the Code may, at his election, satisfy his obligation for payment of withholding taxes by delivering to the Company Shares already owned by the Employee having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the withholding tax or cash.

16.  EFFECTIVENESS OF THE PLAN

         The Plan, as approved by the Company's Executive Compensation Committee and Board of Directors, shall become effective as of the date of such approval, subject to ratification of the Plan by the vote of the shareholders required under Rule 16b-3(b) under the Exchange Act.

17.  TERMINATION AND AMENDMENT

         Unless the Plan shall theretofore have been terminated as hereinafter provided, no Option or Restricted Stock shall be granted after February 23, 2004. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto, and, including, but not limited to, modifications or amendments for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees; provided, however, that the Board of Directors may not, unless otherwise permitted under federal law, without further approval of the holders of a majority of the Shares voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law, including, but not limited to, any amendment to the Plan which would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any successor rule or other regulatory requirements. No termination, modification or amendment of the Plan may, without the consent of the Holder or a Director, adversely affect the rights of such Holder or Director under an outstanding Option or grant of Restricted Stock then held by the Holder or Director.

         The Committee may amend, modify or terminate an outstanding Option or SAR, including, but not limited to, substituting another award of the same or of a different type, changing the date of exercise, or converting an Incentive Stock Option into a Nonstatutory Stock Option; provided, however, that the Holder's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Holder; provided, further, that the Committee may not adjust or amend the exercise price of any outstanding Option or SAR, whether through amendment, cancellation or replacement grants, or any other means.


18.  OTHER BENEFIT AND COMPENSATION PROGRAMS

         Payments and other benefits received by an Employee under an Option, SAR, or Restricted Stock granted pursuant to the Plan shall not be deemed a part of such Employee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines otherwise.

19.  RULE 16B-3

                  (a) It is intended that the Plan meet all of the requirements of Rule 16b-3 of the Exchange Act. If any provision of the Plan would disqualify the Plan, or would not comply with, Rule 16b-3, such provision shall be construed or deemed amended to conform to Rule 16b-3.

                  (b) Any election by an Employee subject to Section 16 of the Exchange Act, pursuant to Paragraph 6(a)(iv) or 15 hereof, may be made only during such times as permitted by Rule 16b-3 and may be disapproved by the Committee any time after the election.

20.  TENURE

         The grant of an Option to a Director pursuant to the Plan is no guarantee that a Director will be renominated, reelected, or reappointed as a Director; and nothing in the Plan shall be construed as conferring upon a Director the right to continue to be associated with the Company as a Director or otherwise.

                                   SECTION B

1.  GENERAL

                  (a) Except to the extent not inconsistent with the terms specifically set out below, this Section B incorporates all of the provisions of Section A. This Section B of the Plan shall apply to Employees who are employed in the United Kingdom; and shall be referred to below as the "Scheme". This Section B, as restated, became effective on June 3, 1999 following the approval of certain amendments by the Board of Directors of the Company and the Board of Inland Revenue.

                  (b) SARs shall not be granted in tandem with Options granted to Employees under the Scheme.

                  (c) Neither Nonstatutory Stock Options nor Restricted Stock shall be granted to Employees under the Scheme.

                  (d) Except as otherwise indicated herein, all Options granted under the Scheme shall be subject to the provisions of Section A relating to "Incentive Stock Options," except that such Options shall not be required to be specified to be "Incentive Stock Options."

2.  DEFINITIONS

         In this Scheme the following words and expressions have the following meanings except where the context otherwise requires:

                  (a)  "Act" shall mean the Income and Corporation Taxes Act
         1988.

                  (b)  "Approval" shall mean approval under Schedule 9.

                  (c) "Approved Scheme" shall mean a share option scheme, other than a savings-related share option scheme, approved under Schedule 9.

                  (d) "Employee" shall mean any employee of the Company or its Subsidiaries, provided that no person who is precluded from participating in the Scheme by paragraph 8 of Schedule 9 shall be regarded as an Employee.

                  (e) "Exercise Price" shall mean the Market Price as defined in Paragraph 2 of Section A for the business day immediately preceding the date of grant of an Option unless the Committee determines, in its sole discretion, to apply, in addition or alternatively, the following definition. The Committee, in its sole discretion, may determine that "Exercise Price" shall mean the following:

                           (i) If, at the date of grant, Shares are listed on
                  the London Stock Exchange, then the Exercise Price shall be an amount equal to the middle market quotation of a Share on the day prior to the date of grant of the Option as ascertained from the Daily Official List of the London Stock Exchange; or

                           (ii) If, at the date of grant, Shares are not listed
                  on the London Stock Exchange, then the Exercise Price shall be such amount as the Committee considers represents the market value of a Share and is agreed in advance for the purposes of the Scheme with the Shares Valuation Division of the Inland Revenue, provided that the Exercise Price shall not be less than the par value of a Share.

                  (f) "London Stock Exchange" shall mean London Stock Exchange Limited or its successor body operating the London Stock Exchange.

                  (g) "Redundancy" shall mean dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996.

                  (h) "Revenue Limit" shall mean (pound)30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph 28(1) of Schedule 9.

                  (i)  "Schedule 9" shall mean Schedule 9 to the Act.

                  (j) "Share" shall mean $0.01 par value common stock of the Company which satisfies the conditions of paragraphs 10 to 14 of
         Schedule 9.

                  (k) "Subsidiary" shall mean a company which is for the time being a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985.

         Other words or expressions, so far as not inconsistent with the context, have the same meanings as in Schedule 9.

         Any reference to a statutory provision shall be deemed to include that provision as the same may from time to time hereafter be amended or re-enacted.

3.  LIMITS

         The aggregate market value of Shares which the Employee may acquire in pursuance of rights obtained under the Scheme or under any other Approved Scheme established by the Company or by any associated company (within the meaning of Section 187(2) of the Act) of the Company (and not exercised), shall not exceed the Revenue Limit. Such aggregate market value shall be determined at the time the rights are obtained.

4.  TERMS OF OPTIONS

                  (a) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated. The provisions of Paragraph 11 of Section A shall not apply for the purposes of this Scheme.

                  (b) An Option granted under the Scheme shall not be exercised by a Holder at any time when he is ineligible to participate by virtue of paragraph 8 of Schedule 9.

                  (c) As provided in Paragraph 12 of Section A an Option shall be exercised by notice in writing given by the Holder to the Secretary of the Company accompanied by payment of the required Exercise Price which must be satisfied in cash. The provisions of Subparagraph 6(d) of Section A shall not apply for the purposes of this Scheme.

                  (d) For the purposes of this Scheme, Subparagraph 10(b) of Section A shall read:

                           "Any Holder who ceases to be an Employee due to
                  Disability, injury, Redundancy, or his employer ceasing to be a Subsidiary or the operating division by which he is employed being disposed of by a Subsidiary or the Company shall have:

                                    (1) One (1) year from the date of such
                           cessation due to Disability to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option; and

                                    (2) Six (6) months from the date of such
                           cessation due to injury, Redundancy, or his employer ceasing to be a Subsidiary or the operating division by which he is employed being disposed of by a Subsidiary or the Company to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option".

                  (e) For the purposes of this Scheme, Subparagraph 10(c)(2) of Section A shall read:

                           "Only by the personal representative, administrator
                  or the representative of the estate of the deceased Holder; and".

                  (f) For the purposes of this Scheme, Subparagraph 10(d) of Section A shall read:

                           "If a Holder ceases to be an Employee for a reason
                  other than those specified above, the Holder shall have three
                  (3) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option. Notwithstanding the foregoing, if a Holder ceases to be an Employee for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation."

                  (g) For the purposes of this Scheme, Subparagraph 10(e) of Section A shall read:

                           "The Committee may in its sole discretion increase
                  the periods permitted for exercise of an Option as provided in Subparagraphs 10(a), (b), (c) and (d) above; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant, except under Subparagraph 10(c) when an Option shall be exercisable subsequent to ten (10) years after its date of grant, provided that such Option is exercised within one (1) year after the Holder's death."

                  (h) Paragraph 15 of Section A shall not apply for purposes of this Scheme.

                  (i) The second paragraph of Paragraph 17 of Section A providing for the amendment of outstanding Options shall not apply for purposes of this Scheme.

5.  ADJUSTMENTS

         The adjustment provisions in the first sentence of Paragraph 14 of Section A shall apply for the purposes of this Scheme where there is a variation of the share capital of the Company within the meaning of Paragraph 29 of
Schedule 9, provided that no such adjustment shall be made without the prior approval of the Board of Inland Revenue and the class of Shares subject to Options shall not be altered unless following such alteration, the shares would comply with Paragraphs 10 to 14 of Schedule 9.

6.  ADMINISTRATION OR AMENDMENT

                  (a) The Scheme shall be administered under the direction of the Committee as set out in Section A provided that:

                           (i) for so long as the Committee determines that the
                  Scheme is to be an Approved Scheme no amendment shall be made without the prior approval of the Board of Inland Revenue; and

                           (ii) if an amendment is proposed at a time when the
                  Scheme is an Approved Scheme the Committee shall notify the Board of Inland Revenue prior to making such amendment.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.




                                                   Please mark    [ X ]
                                                   your votes
                                                   as indicated
                                                   in this
                                                    example.







1.  ELECTION OF DIRECTORS
                                                   WITHHOLD
    FOR all nominees                              AUTHORITY
    listed to the right                         to vote for all
    (except as marked                           nominees listed
    to the contrary)                             to the right
        [    ]                                     [    ]

2. Approval of amendment to the 1994 Executive Stock Option and Restricted Stock Plan of Manpower Inc. to increase the number of shares authorized for issuance and to permit the Company's directors to participate in the Plan.

         FOR      AGAINST      ABSTAIN

        [    ]    [    ]       [    ]

3.  Approval of amendment to Amended and Restated
    Articles of Incorporation of the Company to increase the maximum number of directors.

         FOR      AGAINST      ABSTAIN

        [    ]    [   ]       [    ]

4.  Ratification of Arthur Andersen LLP as the
    Company's independent auditors for 2001.

         FOR      AGAINST      ABSTAIN

       [   ]       [    ]       [    ]




NOMINEES:         J. Ira Harris, Terry A. Hueneke and Willie D. Davis

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________________, 2001


----------------------------------------------
                  (Signature)


----------------------------------------------
                 (Signature if held jointly)



PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                               FOLD AND DETACH HERE

                                  MANPOWER INC.
                                 ANNUAL MEETING
                                       OF
                           MANPOWER INC. SHAREHOLDERS
                              TUESDAY, MAY 1, 2001
                                   10:00 A.M.
                      BRADLEY PAVILION OF THE MARCUS CENTER
                             FOR THE PERFORMING ARTS
                             929 NORTH WATER STREET
                              MILWAUKEE, WISCONSIN


                                     AGENDA


     o    Elect three directors to serve until 2004 as Class II directors.


     o Approve the amendment to the 1994 Executive Stock Option and Restricted Stock Plan of Manpower Inc. to increase the number of shares authorized for issuance and to permit the Company's directors to participate in the Plan.


     o Approve the amendment to the Company's Amended and Restated Articles of Incorporation to increase the maximum number of directors.

     o Ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001.


     o    Transact such other business as may properly come before the meeting.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       OF

                                  MANPOWER INC.

The undersigned hereby appoints Jeffrey A. Joerres and Michael J. Van Handel proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Manpower Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held May 1, 2001 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



















                              FOLD AND DETACH HERE




                              FINANCIAL HIGHLIGHTS

(in millions)                                          2000                1999
---------------                                     -----------        -----------
SYSTEMWIDE SALES (A)                                $  12,444.9        $  11,511.4

REVENUES FROM SERVICES                              $  10,842.8        $   9,770.1

OPERATING MARGIN (B)                                $     311.0        $     258.6



    (a)      Represents total sales of Company-owned branches and franchises.

    (b) Represents Revenues from Services less Cost of Services and Selling and Administrative Expenses before non-recurring items, related to employee severances, retirement costs and other associated realignment costs, in 1999.